                                                                  EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of April 1, 2007, among Merrill Lynch Mortgage Lending, Inc., having an address at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignee") and GreenPoint Mortgage Funding, Inc. (the "Company").

          WHEREAS, the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") were acquired by the Assignee pursuant to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of October 1, 2006, between the Assignee and the Company (the "Agreement");

          WHEREAS, the Assignee assigned all of its right, title and interest in, to and under the Assigned Loans and the Agreement to Assignor pursuant to the Assignment, Assumption and Recognition Agreement, dated April 1, 2007, among the Assignee, the Company and Assignor (the "Assignment, Assumption and Recognition Agreement"; together with the Agreement, the "Agreements").

          In consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement (as defined below).

Assignment and Assumption

     1. Assignor hereby grants, sells, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Agreements. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any mortgage loans subject to the Agreements other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Section
7.01 and Section 7.02 of the Agreement and the Assignor is retaining the right to enforce the representations and warranties set forth in those sections against the Company. In addition, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under Section
7.04 of the Agreement.

Representations, Warranties and Covenants

     2. Assignor warrants and represents to, and covenants with, Assignee and Company that as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the respective provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreements as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Agreements as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Agreements;

          d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Agreements. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Agreements;

          e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

          h. Assignor has received from Company, and has delivered to Assignee, all documents required to be delivered to Assignor by Company prior to the date hereof pursuant to Section 6.03 of the Agreement with respect to the Assigned Loans.

     3. Assignee warrants and represents to, and covenants with, Assignor and Company that as of the date hereof:

          a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or Assignee's ability to perform its obligations under this AAR Agreement;

          e. Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state;

          f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code;

          g. Assignee assumes all of the rights of the Assignor under the Agreements with respect to the Assigned Loans including the right to enforce the representations and warranties of the Company contained in the Agreements; and

          h. A registration statement on Form S-3 (File No. 333-140436), including the Base Prospectus (the "Registration Statement") has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act of 1933, as amended (the "Securities Act") and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated, or to the Assignee's knowledge, threatened, by the Commission.

     4. Company warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the respective provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Assigned Loans;

          c. Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          e. Company shall establish a Custodial Account (entitled "GreenPoint Mortgage Funding, Inc., as Servicer, in trust for Wells Fargo Bank, N.A. as Securities Administrator for Merrill Lynch Alternative Note Asset

               Trust, Series 2007-A3 Mortgage Pass-Through Certificates") and an Escrow Account (entitled "GreenPoint Mortgage Funding, Inc., as Servicer, in trust for Wells Fargo Bank, N.A., as Securities Administrator for Merrill Lynch Alternative Note Asset Trust, Series 2007-A3 Mortgage Pass-Through Certificates") with respect to the Assigned Loans, which accounts shall be separate from the Custodial Account and Escrow Account previously established under the Agreement in favor of the Assignor; and

          f.   Each of the representations and warranties made by Company in
               Section 7.01 and Section 7.02 of the Agreement are true and correct in all material respects as of the date hereof provided, however, that the representations made in Section 7.02(v) are made as of the date of the Agreement.

Recognition of Assignee

     5. From and after the date hereof, Company shall recognize Assignee as owner of the Assigned Loans and will service the Assigned Loans for Assignee in accordance with the Agreement (as modified herein), the terms of which are incorporated herein by reference. The Company hereby acknowledges that the Mortgage Loans will be part of a REMIC. In no event will the Company service the Mortgage Loans in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code). In addition, Company hereby acknowledges that from and after the date hereof, the Assigned Loans will be subject to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 2007, by and among Merrill Lynch Mortgage Investors, Inc., Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") and HSBC Bank USA, National Association. Pursuant to the Pooling and Servicing Agreement, the Master Servicer is required to monitor the Company's performance of its servicing obligations under the Agreement. Such right will include, without limitation, the right to terminate the Company under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company.

     6. In connection therewith, Company hereby agrees that all remittances required to be made with respect to the Assigned Loans pursuant to the Agreement will be made in accordance with the following wire transfer instructions:

                    Bank: Wells Fargo Bank, N.A.
                    ABA Routing Number: 121-000-248
                    Account Name: Corporate Trust Clearing
                    Account Number: 3970771416
                    For Credit to: MANA Series 2007-A3, acct# 53138700 and Company shall deliver all reports required to be delivered under the Agreement to Assignee and to the Master Servicer at:

                    Wells Fargo Bank, N.A.
                    9062 Old Annapolis Road
                    Columbia, Maryland 21045
                    Attention: MANA 2007-A3

     Provided, however, that the parties hereby acknowledge that the Company will remit an amount in excess of the required remittance amount on the first Remittance Date (such excess amount, the "Extra Remittance Amount") which shall be wired from the Master Servicer to the Assignor and that the Company shall not be liable for (i) calculating the required remittance amount for the first Remittance Date or (ii) any errors, delays or omissions in the wire of the Extra Remittance Amount from the Master Servicer to the Assignor.

     It is the intention of Assignor, Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of Assignee.

Modification of the Agreement

          7. The Assignor, Assignee and Company hereby amend the Agreement as follows:

               (a) The Assignor, Assignee and Company hereby amend Section 1 of the Agreement by deleting the definition of "Servicing Fee Rate" in its entirety and replacing it with the following:

          "Servicing Fee Rate: With respect to each Mortgage Loan, 0.25% per annum."

               (b) The Assignor, Assignee and Company hereby amend Section 1 of the Agreement by deleting the definition of "Pooling and Servicing Agreement" in its entirety and replacing it with the following:

          "Pooling and Servicing Agreement: The pooling and servicing agreement dated as of April 1, 2007, by and among Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association, as trustee."

          The Assignor, Assignee and Company hereby amend Section 11.03 of
     Exhibit 8, the Servicing Addendum to the Agreement (Realization Upon Defaulted Mortgage Loans), by (i) changing such section reference from "Section 11.02" to "Section 11.03".

               (c) The Assignor, Assignee and Company hereby amend Section 11.15 of the Servicing Addendum to the Agreement by deleting the first sentence of such section and replacing it with the following:

     "No later than the fifth Business Day of each month, the Seller shall furnish to the Purchaser and the Master Servicer a file via computer tape, email or modem containing, and a hard copy of, the monthly data and the Seller shall also furnish to the Purchaser and the Master Servicer a report in the format set forth in Attachment 3, Attachment 4 and Attachment 5 to the Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Seller, with respect to monthly remittance advice, defaulted Mortgage Loans and Realized Loss Calculations."

               (d) The Assignor, Assignee and Company hereby amend Section 11.17 of the Servicing Addendum to the Agreement by replacing the reference to "Section 11.02" with "Section 11.03."

               (e) The Assignor, Assignee and Company hereby amend Section 11.18 of the Servicing Addendum to the Agreement, by deleting such section in its entirety and replacing it with the following:

     "Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Seller shall submit to the Purchaser and the Master Servicer a liquidation report in the format set forth in Attachment 4 to the Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Seller, with respect to such Mortgaged Property and all supporting documentation reasonably required by the Master Servicer."

               (f) The Assignor, Assignee and Company hereby amend Section 11.24 of the Servicing Addendum to the Agreement, by replacing the reference to "2007" with "2008."

               (g) The Assignor, Assignee and Company hereby amend Section 11.32 of the Servicing Addendum to the Agreement by replacing the reference to "2007" with "2008" and by deleting in clause (iv) the following words: "if requested by the Purchaser, any Master Sevicer or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered,"

               (h) The Assignor, Assignee and Company hereby amend the first paragraph of Section 12 of the Agreement by adding the section reference "Subsection 12.01" at the beginning thereof.

Miscellaneous

     8. All demands, notices and communications related to the Assigned Loans, the Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of Company,

               GreenPoint Mortgage Funding, Inc.
               100 Wood Hollow Drive
               Novato, California 94945
               Attention: Susan Davia

          b.   In the case of Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               North Tower
               New York, New York 10281
               Attention: MANA 2007-A3

          c.   In the case of Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MANA 2007-A3

          d.   In the case of Master Servicer,

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: MANA 2007-A3

     9. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     10. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     11. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively hereunder.

     12. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     13. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     14. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

     15. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and reimburse the Company for all out-of-pocket expenses, including attorney's fees, incurred by the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     16. For purposes of this AAR Agreement only, the Master Servicer shall be considered a third party beneficiary, entitled to all the rights and benefits accruing to any Master Servicer as set forth herein as if it were a direct party to this AAR Agreement.

     17. NIMS Insurer. In addition to the terms and conditions set forth in this AAR Agreement, any and all rights of the Master Servicer and Trustee to receive notices from the Servicer pursuant to this AAR Agreement shall hereby be equally granted to the NIMS Insurer. The Master Servicer, the Assignor, the Securities Administrator or the Trustee shall notify the Servicer in writing of the name and address of the NIMS Insurer and the name and telephone number of the appropriate contact employee of the NIMS Insurer. For any and all obligations of the Servicer to obtain consent from the Master Servicer or the Trustee pursuant to this AAR Agreement, the Servicer must also obtain such consent from the NIMS Insurer. Notwithstanding any other provision in this AAR Agreement, the Trust Fund shall hold harmless and indemnify the Servicer for any failure of the NIMS Insurer to comply with the provisions of this AAR Agreement. Notwithstanding any provision herein to the contrary, the parties to this AAR Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the NIMS Insurer receive the benefit of the provisions of this AAR Agreement as an intended third party beneficiary of this AAR Agreement to the extent of such provisions. The Servicer shall have the same obligations to the NIMS Insurer as if it was a party to this AAR Agreement, and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this AAR Agreement as if it was a party to this AAR Agreement. The parties hereto agree to cooperate in good faith to amend this AAR Agreement in accordance with the terms hereof to include such other provisions as may be reasonably requested by the NIMS Insurer. Notwithstanding the foregoing, all rights of the NIMS Insurer set forth in this AAR Agreement shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

     "NIM Security" shall mean any net interest margin security issued by an owner trust or special purpose entity that is holding all rights, title and interest in and to the Class P or Class C Certificates issued by the Trust Fund.

     "NIMS Insurer" shall mean collectively, any insurance companies issuing a financial guaranty insurance policy covering certain payments to be made on NIM Securities pursuant to a NIMS Transaction.

     "NIMS Transaction" shall mean any transaction in which NIM Securities are secured, in part, by the payments on the Class P or Class C Certificates issued by the Trust Fund.

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.


MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ------------------------------------
Name: Brian E. Brennan
Title: Authorized Signatory


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee


By:
    ------------------------------------
Name: Paul Park
Title: Authorized Signatory


GREENPOINT MORTGAGE FUNDING, INC.
Company


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer


By:
    ------------------------------------
Name: Michael Pinzon
Title: Vice President

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE

                              INTENTIONALLY OMITTED

                                  ATTACHMENT 2

        MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT, DATED AS
                               OF OCTOBER 1, 2006

                                SEE EXHIBIT 99.4

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                SEE EXHIBIT 99.2

                                  ATTACHMENT 3

                            MONTHLY REMITTANCE ADVICE

               STANDARD LOAN LEVEL FILE LAYOUT - MASTER SERVICING

EXHIBIT 1:  Layout

COLUMN NAME                                  DESCRIPTION                 DECIMAL        FORMAT COMMENT       MAX SIZE
---------------------------   ----------------------------------------   -------   -----------------------   --------
EACH FILE REQUIRES THE FOLLOWING FIELDS:
SER_INVESTOR_NBR              A value assigned by the Servicer to                  Text up to 20 digits         20
                              define a group of loans.

LOAN_NBR                      A unique identifier assigned to each                 Text up to 10 digits         10
                              loan by the investor.

SERVICER_LOAN_NBR             A unique number assigned to a loan by                Text up to 10 digits         10
                              the Servicer. This may be different than
                              the LOAN_NBR.

SCHED_PAY_AMT                 Scheduled monthly principal and               2      No commas(,) or dollar       11
                              scheduled interest payment that a                    signs ($)
                              borrower is expected to pay, P&I
                              constant.

NOTE_INT_RATE                 The loan interest rate as reported by         4      Max length of 6               6
                              the Servicer.

NET_INT_RATE                  The loan gross interest rate less the         4      Max length of 6               6
                              service fee rate as reported by the
                              Servicer.

SERV_FEE_RATE                 The servicer's fee rate for a loan as         4      Max length of 6               6
                              reported by the Servicer.

SERV_FEE_AMT                  The servicer's fee amount for a loan as       2      No commas(,) or dollar       11
                              reported by the Servicer.                            signs ($)

NEW_PAY_AMT                   The new loan payment amount as reported       2      No commas(,) or dollar       11
                              by the Servicer.                                     signs ($)

NEW_LOAN_RATE                 The new loan rate as reported by the          4      Max length of 6               6
                              Servicer.

ARM_INDEX_RATE                The index the Servicer is using to            4      Max length of 6               6
                              calculate a forecasted rate.

ACTL_BEG_PRIN_BAL             The borrower's actual principal balance       2      No commas(,) or dollar       11
                              at the beginning of the  processing                  signs ($)
                              cycle.

ACTL_END_PRIN_BAL             The borrower's actual principal balance       2      No commas(,) or dollar       11
                              at the end of the processing cycle.                  signs ($)

BORR_NEXT_PAY_DUE_DATE        The date at the end of processing cycle              MM/DD/YYYY                   10
                              that the borrower's next payment is due
                              to the Servicer, as reported by
                              Servicer.

SERV_CURT_AMT_1               The first curtailment amount to be            2      No commas(,) or dollar       11
                              applied.                                             signs ($)

SERV_CURT_DATE_1              The curtailment date associated with the             MM/DD/YYYY                   10
                              first curtailment amount.

CURT_ADJ_ AMT_1               The curtailment interest on the first         2      No commas(,) or dollar       11
                              curtailment amount, if applicable.                   signs ($)

SERV_CURT_AMT_2               The second curtailment amount to be           2      No commas(,) or dollar       11
                              applied.                                             signs ($)

SERV_CURT_DATE_2              The curtailment date associated with the             MM/DD/YYYY                   10
                              second curtailment amount.

CURT_ADJ_ AMT_2               The curtailment interest on the second        2      No commas(,) or dollar       11
                              curtailment amount, if applicable.                   signs ($)

EXHIBIT 1: CONTINUED          STANDARD LOAN LEVEL FILE LAYOUT

COLUMN NAME                                  DESCRIPTION                 DECIMAL        FORMAT COMMENT       MAX SIZE
---------------------------   ----------------------------------------   -------   -----------------------   --------
SERV_CURT_AMT_3               The third curtailment amount to be            2      No commas(,) or dollar       11
                              applied.                                             signs ($)

SERV_CURT_DATE_3              The curtailment date associated with the             MM/DD/YYYY                   10
                              third curtailment amount.

CURT_ADJ_AMT_3                The curtailment interest on the third         2      No commas(,) or dollar       11
                              curtailment amount, if applicable.                   signs ($)

PIF_AMT                       The loan "paid in full" amount as             2      No commas(,) or dollar       11
                              reported by the Servicer.                            signs ($)

PIF_DATE                      The paid in full date as reported by                 MM/DD/YYYY                   10
                              the Servicer.

ACTION_CODE                   The standard FNMA numeric code used to               Action  Code  Key:            2
                              indicate the default/delinquent status               15=Bankruptcy,
                              of a particular loan.                                30=Foreclosure,
                                                                                   60=PIF,
                                                                                   63=Substitution,
                                                                                   65=Repurchase,70=REO

INT_ADJ_AMT                   The amount of the interest adjustment as      2      No commas(,) or dollar       11
                              reported by the Servicer.                            signs ($)

SOLDIER_SAILOR_ADJ_AMT        The Soldier and Sailor Adjustment             2      No commas(,) or dollar       11
                              amount, if applicable.                               signs ($)

NON_ADV_LOAN_AMT              The Non Recoverable Loan Amount, if           2      No commas(,) or dollar       11
                              applicable.                                          signs ($)

LOAN_LOSS_AMT                 The amount the Servicer is passing as a       2      No commas(,) or dollar       11
                              loss, if applicable.                                 signs ($)

PLUS THE FOLLOWING APPLICABLE FIELDS:

SCHED_BEG_PRIN_BAL            The scheduled outstanding principal           2      No commas(,) or dollar       11
                              amount due at the beginning of the cycle             signs ($)
                              date to be passed through to investors.

SCHED_END_PRIN_BAL            The scheduled principal balance due to        2      No commas(,) or dollar       11
                              investors at the end of a processing                 signs ($)
                              cycle.

SCHED_PRIN_AMT                The scheduled principal amount as             2      No commas(,) or dollar       11
                              reported by the Servicer for the current             signs ($)
                              cycle -- only applicable for
                              Scheduled/Scheduled Loans.

SCHED_NET_INT                 The scheduled gross interest amount less      2      No commas(,) or dollar       11
                              the service fee amount for the current               signs ($)
                              cycle as reported by the Servicer --
                              only applicable for Scheduled/Scheduled
                              Loans.

ACTL_PRIN_AMT                 The actual principal amount collected by      2      No commas(,) or dollar       11
                              the Servicer for the current reporting               signs ($)
                              cycle -- only applicable for
                              Actual/Actual Loans.

ACTL_NET_INT                  The actual gross interest amount less         2      No commas(,) or dollar       11
                              the service fee amount for the current               signs ($)
                              reporting cycle as reported by the
                              Servicer -- only applicable for
                              Actual/Actual Loans.

PREPAY_PENALTY_ AMT           The penalty amount received when a            2      No commas(,) or dollar       11
                              borrower prepays on his loan as reported             signs ($)
                              by the Servicer.

PREPAY_PENALTY_ WAIVED        The prepayment penalty amount for the         2      No commas(,) or dollar       11
                              loan waived by the servicer.                         signs ($)

EXHIBIT 1: CONTINUED                    STANDARD LOAN LEVEL FILE LAYOUT

COLUMN NAME                             DESCRIPTION                                DECIMAL   FORMAT COMMENT            MAX SIZE
-------------------------------------   ----------------------------------------   -------   -----------------------   --------
MOD_DATE                                The Effective Payment Date of the                    MM/DD/YYYY                   10
                                        Modification for the loan.

MOD_TYPE                                The Modification Type.                               Varchar - value can be       30
                                                                                             alpha or numeric

DELINQ_P&I_ADVANCE_AMT                  The current outstanding principal and         2      No commas(,) or dollar       11
                                        interest advances made by Servicer.                  signs ($)

BREACH_FLAG                             Flag to indicate if the repurchase of                Y=Breach                      1
                                        a loan is due to a breach of                         N=NO Breach
                                        Representations and Warranties                       Let blank if N/A

EXHIBIT 2: MONTHLY SUMMARY REPORT BY SINGLE INVESTOR

MONTHLY SUMMARY REPORT

For Month Ended: mm/dd/yyyy     Servicer Name _________________

Prepared by: ______________     Investor Nbr __________________

SECTION 1. REMITTANCES AND ENDING BALANCES - REQUIRED DATA

 Beginning     Ending       Total Monthly     Total Ending Unpaid   Total Monthly Principal
Loan Count   Loan Count   Remittance Amount    Principal Balance            Balance
----------   ----------   -----------------   -------------------   -----------------------
     0            0             $0.00                $0.00                   $0.00

PRINCIPAL CALCULATION
1.  Monthly Principal Due                           +   $0.00
                                                        -----
2.  Current Curtailments                            +   $0.00
                                                        -----
3.  Liquidations                                    +   $0.00
                                                        -----
4.  Other (attach explanation)                      +   $0.00
                                                        -----
5.  Principal Due                                       $0.00
                                                        -----
6.  Interest (reported "gross")                     +   $0.00
                                                        -----
7.  Interest Adjustments on Curtailments            +   $0.00
                                                        -----
8.  Servicing Fees                                  -   $0.00
                                                        -----
9.  Other Interest (attach explanation)             +   $0.00
                                                        -----
10. Interest Due (need to subtract ser fee)             $0.00
                                                        =====

REMITTANCE CALCULATION
11. Total Principal and Interest Due (lines 5+10)   +   $0.00
                                                        -----
12. Reimbursement of Non-Recoverable Advances       -   $0.00
                                                        -----
13. Total Realized gains                            +   $0.00
                                                        -----
14. Total Realized Losses                           -   $0.00
                                                        -----
15. Total Prepayment Penalties                      +   $0.00
                                                        -----
16. Total Non-Supported Compensating Interest       -   $0.00
                                                        -----
17. Other (attach explanation)                          $0.00
                                                        -----
18. Net Funds Due on or before Remittance Date      $   $0.00
                                                        -----

SECTION 2. DELINQUENCY REPORT - OPTIONAL DATA FOR LOAN ACCOUNTING

                             INSTALLMENTS DELINQUENT

Total No.     Total No.                                    In        Real Estate    Total Dollar
   of            of          30-    60-   90 or more   Foreclosure      Owned        Amount of
  Loans     Delinquencies   Days   Days      Days       (Optional)   (Optional)    Delinquencies
---------   -------------   ----   ----   ----------   -----------   -----------   -------------
    0             0          0       0        0             0             0            $0.00

                                  ATTACHMENT 4

                       REPORTING DATA FOR DEFAULTED LOANS

EXHIBIT : STANDARD FILE LAYOUT - DELINQUENCY REPORTING

*The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME                                    DESCRIPTION                  DECIMAL        FORMAT COMMENT
-------------------------------------   ----------------------------------------   -------   -----------------------
SERVICER_LOAN_NBR                       A unique number assigned to a loan by
                                        the Servicer. This may be different than
                                        the LOAN_NBR

LOAN_NBR                                A unique identifier assigned to each
                                        loan by the originator.

CLIENT_NBR                              Servicer Client Number

SERV_INVESTOR_NBR                       Contains a unique number as assigned by
                                        an external servicer to identify a group
                                        of loans in their system.

BORROWER_FIRST_NAME                     First Name of the Borrower.

BORROWER_LAST_NAME                      Last name of the borrower.

PROP_ADDRESS                            Street Name and Number of Property

PROP_STATE                              The state where the  property located.

PROP_ZIP                                Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE                  The date that the borrower's next                    MM/DD/YYYY
                                        payment is due to the servicer at the
                                        end of processing  cycle,
                                        as reported by Servicer.

LOAN_TYPE                               Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE                   The date a particular bankruptcy claim               MM/DD/YYYY
                                        was filed.

BANKRUPTCY_CHAPTER_CODE                 The chapter under which the bankruptcy
                                        was filed.

BANKRUPTCY_CASE_NBR                     The case number assigned by the court to
                                        the bankruptcy filing.

POST_PETITION_DUE_DATE                  The payment due date once the bankruptcy             MM/DD/YYYY
                                        has been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE              The Date The Loan Is Removed From                    MM/DD/YYYY
                                        Bankruptcy. Either by Dismissal,
                                        Discharged and/or a Motion For
                                        Relief Was Granted.

LOSS_MIT_APPR_DATE                      The Date The Loss Mitigation Was                     MM/DD/YYYY
                                        Approved By The Servicer

LOSS_MIT_TYPE                           The Type Of Loss Mitigation Approved For
                                        A Loan Such As;

LOSS_MIT_EST_COMP_DATE                  The Date The Loss Mitigation /Plan Is                MM/DD/YYYY
                                        Scheduled To End/Close

LOSS_MIT_ACT_COMP_DATE                  The Date The Loss Mitigation Is Actually             MM/DD/YYYY
                                        Completed

FRCLSR_APPROVED_DATE                    The date DA Admin sends a letter to the              MM/DD/YYYY
                                        servicer with instructions to begin
                                        foreclosure proceedings.

ATTORNEY_REFERRAL_DATE                  Date File Was Referred To Attorney to                MM/DD/YYYY
                                        Pursue Foreclosure

FIRST_LEGAL_DATE                        Notice of 1st legal filed by an Attorney             MM/DD/YYYY
                                        in a Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE               The date by which a foreclosure sale is              MM/DD/YYYY
                                        expected to occur.

FRCLSR_SALE_DATE                        The actual date of the foreclosure sale.             MM/DD/YYYY

FRCLSR_SALE_AMT                         The amount a property sold for at the         2      No commas(,) or dollar
                                        foreclosure sale.                                    signs ($)

EVICTION_START_DATE                     The date the servicer initiates eviction             MM/DD/YYYY
                                        of the borrower.

EVICTION_COMPLETED_DATE                 The date the court revokes legal                     MM/DD/YYYY
                                        possession of the property from the
                                        borrower.

LIST_PRICE                              The price at which an REO property            2      No commas(,) or dollar
                                        is marketed.                                         signs ($)

LIST_DATE                               The date an REO property is listed at a              MM/DD/YYYY
                                        particular price.

OFFER_AMT                               The dollar value of an offer for an           2      No commas(,) or dollar
                                        REO property.                                        signs ($)

OFFER_DATE_TIME                         The date an offer is received by DA                  MM/DD/YYYY
                                        Admin or by the Servicer.

REO_CLOSING_DATE                        The date the REO sale of the property is             MM/DD/YYYY
                                        scheduled to close.

REO_ACTUAL_CLOSING_DATE                 Actual Date Of REO Sale                              MM/DD/YYYY


OCCUPANT_CODE                           Classification of how the property is
                                        occupied.

PROP_CONDITION_CODE                     A code that indicates the condition of
                                        the property.

PROP_INSPECTION_DATE                    The date a  property inspection is                   MM/DD/YYYY
                                        performed.

APPRAISAL_DATE                          The date the appraisal was done.                     MM/DD/YYYY

CURR_PROP_VAL                           The current "as is" value of the              2
                                        property based on brokers price
                                        opinion or appraisal.

REPAIRED_PROP_VAL                       The amount the property would be worth        2
                                        if repairs are completed pursuant to a
                                        broker's price opinion or appraisal.
IF APPLICABLE:

DELINQ_STATUS_CODE                      FNMA Code Describing Status of Loan

DELINQ_REASON_CODE                      The circumstances which caused a
                                        borrower to stop paying on a loan. Code
                                        indicates the reason why the loan is in
                                        default for this cycle.

MI_CLAIM_FILED_DATE                     Date Mortgage Insurance Claim Was Filed              MM/DD/YYYY
                                        With Mortgage Insurance Company.

MI_CLAIM_AMT                            Amount of Mortgage Insurance Claim Filed             No commas(,) or dollar
                                                                                             signs ($)

MI_CLAIM_PAID_DATE                      Date Mortgage Insurance Company                      MM/DD/YYYY
                                        Disbursed Claim Payment

MI_CLAIM_AMT_PAID                       Amount Mortgage Insurance Company Paid        2      No commas(,) or dollar
                                        On Claim                                             signs ($)

POOL_CLAIM_FILED_DATE                   Date Claim Was Filed With Pool Insurance             MM/DD/YYYY
                                        Company

POOL_CLAIM_AMT                          Amount of Claim Filed With Pool               2      No commas(,) or dollar
                                        Insurance Company                                    signs ($)

POOL_CLAIM_PAID_DATE                    Date Claim Was Settled and The Check Was             MM/DD/YYYY
                                        Issued By The Pool Insurer

POOL_CLAIM_AMT_PAID                     Amount Paid On Claim By Pool Insurance        2      No commas(,) or dollar
                                        Company                                              signs ($)

FHA_PART_A_CLAIM_FILED_DATE             Date FHA Part A Claim Was Filed With HUD             MM/DD/YYYY

FHA_PART_A_CLAIM_AMT                    Amount of FHA Part A Claim Filed              2      No commas(,) or dollar
                                                                                             signs ($)

FHA_PART_A_CLAIM_PAID_DATE              Date HUD Disbursed Part A Claim Payment              MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT               Amount HUD Paid on Part A Claim               2      No commas(,) or dollar
                                                                                             signs ($)

FHA_PART_B_CLAIM_FILED_DATE             Date FHA Part B Claim Was Filed With HUD             MM/DD/YYYY

FHA_PART_B_CLAIM_AMT                    Amount of FHA Part B Claim Filed              2      No commas(,) or dollar
                                                                                             signs ($)

FHA_PART_B_CLAIM_PAID_DATE              Date HUD Disbursed Part B Claim Payment              MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT               Amount HUD Paid on Part B Claim               2      No commas(,) or dollar
                                                                                             signs ($)

VA_CLAIM_FILED_DATE                     Date VA Claim Was Filed With the                     MM/DD/YYYY
                                        Veterans Admin

VA_CLAIM_PAID_DATE                      Date Veterans Admin. Disbursed VA Claim              MM/DD/YYYY
                                        Payment

VA_CLAIM_PAID_AMT                       Amount Veterans Admin. Paid on VA Claim       2      No commas(,) or dollar
                                                                                             signs ($)

MOTION_FOR_RELIEF_DATE                  The date the Motion for Relief was filed      10     MM/DD/YYYY

FRCLSR_BID_AMT                          The foreclosure sale bid amount               11      No commas(,) or dollar
                                                                                             signs ($)

FRCLSR_SALE_TYPE                        The foreclosure sales results: REO,
                                        Third Party, Conveyance to HUD/VA

REO_PROCEEDS                            The net proceeds from the sale of the                No commas(,) or dollar
                                        REO property.                                        signs ($)

BPO_DATE                                The date the BPO was done.

CURRENT_FICO                            The current FICO score

HAZARD_CLAIM_FILED_DATE                 The date the Hazard Claim was filed with      10     MM/DD/YYYY
                                        the Hazard Insurance Company.

HAZARD_CLAIM_AMT                        The amount of the Hazard Insurance            11     No commas(,) or dollar
                                        Claim filed.                                         signs ($)
HAZARD_CLAIM_PAID_DATE                  The date the Hazard Insurance Company         10     MM/DD/YYYY
                                        disbursed the claim payment.
HAZARD_CLAIM_PAID_AMT                   The amount the Hazard Insurance Company       11     No commas(,) or dollar
                                        paid on the claim.                                   signs ($)
ACTION_CODE                             Indicates loan status                                Number
NOD_DATE                                                                                     MM/DD/YYYY
NOI_DATE                                                                                     MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE                                                               MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_END_DATE
ACTUAL_REO_START_DATE                                                                        MM/DD/YYYY
REO_SALES_PRICE                                                                              Number
REALIZED_LOSS/GAIN                      As defined in the Servicing Agreement                Number

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -   ASUM- Approved Assumption
     -   BAP-  Borrower Assistance Program
     -   CO-   Charge Off
     -   DIL-  Deed-in-Lieu
     -   FFA-  Formal Forbearance Agreement
     -   MOD-  Loan Modification
     -   PRE-  Pre-Sale
     -   SS-   Short Sale
     -   MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor
     -    Tenant
     -    Unknown
     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged
     -    Excellent
     -    Fair
     -    Gone
     -    Good
     -    Poor
     -    Special Hazard
     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY
CODE          DELINQUENCY DESCRIPTION
-----------   -----------------------------------------
001           FNMA-Death of principal mortgagor
002           FNMA-Illness of principal mortgagor
003           FNMA-Illness of mortgagor's family member
004           FNMA-Death of mortgagor's family member
005           FNMA-Marital difficulties
006           FNMA-Curtailment of income
007           FNMA-Excessive Obligation
008           FNMA-Abandonment of property
009           FNMA-Distant employee transfer
011           FNMA-Property problem
012           FNMA-Inability to sell property
013           FNMA-Inability to rent property
014           FNMA-Military Service
015           FNMA-Other
016           FNMA-Unemployment
017           FNMA-Business failure
019           FNMA-Casualty loss
022           FNMA-Energy environment costs
023           FNMA-Servicing problems
026           FNMA-Payment adjustment
027           FNMA-Payment dispute
029           FNMA-Transfer of ownership pending
030           FNMA-Fraud
031           FNMA-Unable to contact borrower
INC           FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------------------------------
     09       Forbearance
     17       Pre-foreclosure Sale Closing Plan Accepted
     24       Government Seizure
     26       Refinance
     27       Assumption
     28       Modification
     29       Charge-Off
     30       Third Party Sale
     31       Probate
     32       Military Indulgence
     43       Foreclosure Started
     44       Deed-in-Lieu Started
     49       Assignment Completed
     61       Second Lien Considerations
     62       Veteran's Affairs-No Bid
     63       Veteran's Affairs-Refund
     64       Veteran's Affairs-Buydown
     65       Chapter 7 Bankruptcy
     66       Chapter 11 Bankruptcy
     67       Chapter 13 Bankruptcy

                                  ATTACHMENT 5

                      REALIZED LOSS CALCULATION INFORMATION

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     (b)

     (c) The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12.  Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

            * For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

            * Other expenses - copies of corporate advance history showing all payments

            * REO repairs > $1500 require explanation

            * REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

            * Unusual or extraordinary items may require further documentation.

     13.    The total of lines 1 through 12.

     (d) CREDITS:

     14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

            * Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

     22.    The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

     Prepared by: __________________              Date:  _______________
     Phone: ________________________ Email Address:_____________________

--------------------   --------------------------   ----------------------------
Servicer Loan No.      Servicer Name                Servicer Address

--------------------   --------------------------   ----------------------------

     WELLS FARGO BANK, N.A. LOAN NO._____________________________

     Borrower's Name: __________________________________________________________

     Property Address: _________________________________________________________

     LIQUIDATION TYPE: REO SALE   3RD PARTY SALE    SHORT SALE    CHARGE OFF


     WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN    YES [ ] NO [ ]

     If "Yes", provide deficiency or cramdown amount ___________________________

     LIQUIDATION AND ACQUISITION EXPENSES:
     (1)  Actual Unpaid Principal Balance of Mortgage Loan   $_______________    (1)
     (2)  Interest accrued at Net Rate                       ________________    (2)
     (3)  Accrued Servicing Fees                             ________________    (3)
     (4)  Attorney's Fees                                    ________________    (4)
     (5)  Taxes (see page 2)                                 ________________    (5)
     (6)  Property Maintenance                               ________________    (6)
     (7)  MI/Hazard Insurance Premiums (see page 2)          ________________    (7)
     (8)  Utility Expenses                                   ________________    (8)
     (9)  Appraisal/BPO                                      ________________    (9)
     (10) Property Inspections                               ________________   (10)
     (11) FC Costs/Other Legal Expenses                      ________________   (11)
     (12) Other (itemize)                                    ________________   (12)
             Cash for Keys__________________________         ________________   (12)
             HOA/Condo Fees_________________________         ________________   (12)
             _______________________________________         ________________   (12)

             TOTAL EXPENSES                                  $_______________   (13)
     CREDITS:
     (14) Escrow Balance                                     $_______________   (14)
     (15) HIP Refund                                         ________________   (15)
     (16) Rental Receipts                                    ________________   (16)
     (17) Hazard Loss Proceeds                               ________________   (17)
     (18) Primary Mortgage Insurance / Gov't Insurance       ________________   (18a)
     HUD Part A
                                                             ________________   (18b)
     HUD Part B
     (19) Pool Insurance Proceeds                            ________________   (19)
     (20) Proceeds from Sale of Acquired Property            ________________   (20)
     (21) Other (itemize)                                    ________________   (21)
          ___________________________________________        ________________   (21)

            TOTAL CREDITS                                    $_______________   (22)
     TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                 $_______________   (23)

ESCROW DISBURSEMENT DETAIL

   TYPE                   PERIOD OF                 BASE
(TAX /INS.)   DATE PAID   COVERAGE    TOTAL PAID   AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   ------   ---------   --------


                                  ATTACHMENT 6

                             LIST OF APPRAISAL FIRMS

                              INTENTIONALLY OMITTED